UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 16, 2010

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Change in Registrant’s Certifying Accountant

(a)	Previous Independent Registered Public Accounting Firm

UHY LLP (UHY), our independent registered public accounting firm, has informed us that effective April 16, 2010, its New England practice was acquired by Marcum LLP (Marcum).  UHY has further informed us that, as a result of this transaction UHY will no longer have a New England practice and, as a result, it is resigning as our independent registered public accounting firm effective April 16, 2010.

UHY was appointed as our independent registered public accounting firm on January 7, 2010, replacing Deloitte & Touche LLP.  Since that date, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its audit report on our fiscal year 2010 financial statements.

There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) since the appointment of UHY through April 16, 2010.

The Company furnished a copy of the disclosures herein to UHY LLP and requested that UHY LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 19, 2010, is filed as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Registered Public Accounting Firm

Effective as of April 16, 2010, the Company’s Audit Committee engaged Marcum LLP as its new independent registered public accounting firm to audit the Company’s financial statements for the Company’s fiscal year ending September 30, 2010. The Audit Committee has engaged Marcum as a result of the acquisition of UHY’s New England practice by Marcum. The Audit Committee has received assurances from Marcum that the audit team we engaged at UHY will not be changed and that the business terms and relationship relating to fees and services will be honored by Marcum.  The Audit Committee has also taken into account that Marcum has the international presence to service our foreign operations. Prior to the appointment of Marcum, the Company had not consulted with Marcum with respect to: 1) the application of accounting principles to a specified transaction, either completed or proposed; 2) the type of audit opinion that might be rendered on our financial statements; or 3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01     Financial Statements and Exhibits

(d)           Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.                 Description

16.1                              Letter of UHY LLP dated April 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

Date: April 20, 2010	By:	/s/ Murray P. Fish
Name: Murray P. Fish
Title: Chief Financial Officer and Treasurer